                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. _ )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e) (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Hi-Shear Industries Inc.

                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ] No fee required.
[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies: not applicable

          (2) Aggregate number of securities to which transaction applies: not applicable

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): not applicable

          (4)  Proposed maximum aggregate value of transaction:
               $18,750,000

          (5)  Total fee paid:
               $3,750

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

               not applicable

          (2)  Form, Schedule or Registration Statement No.:

               not applicable

          (3)  Filing Party:

               not applicable

          (4)  Date Filed:

               not applicable

                            HI-SHEAR INDUSTRIES INC.
                       3333 NEW HYDE PARK ROAD, SUITE 202
                           NORTH HILLS, NEW YORK 11042

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
Hi-Shear Industries Inc.

         A Special Meeting of Shareholders of Hi-Shear Industries Inc. (The "Company") will be held at the Garden City Hotel, Garden City, New York on Wednesday June 27, 2001, at 10:00 a.m., Eastern Daylight Time, to consider and act upon the following matters:
         (1) The proposed dissolution of the Company

         (2) Such other business as may properly come before the meeting or any adjournment thereof.

May 18, 2001 has been fixed as the record date for the determination of shareholders entitled to vote at the meeting, and only shareholders of record at the close of business on that date will be entitled to vote. A complete list of shareholders entitled to vote may be inspected at the meeting, and for a period of ten days prior to the meeting will be open to examination at the Company's office shown above.

                                              By Order of the Board of Directors



                                              Harold L. Bernstein
                                              Secretary

North Hills, New York
June 11, 2001

         You are urged to sign, fill in, and return the enclosed proxy, which is solicited by the Board of Directors. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

                            HI-SHEAR INDUSTRIES INC.
                       3333 NEW HYDE PARK ROAD, SUITE 202
                           NORTH HILLS, NEW YORK 11042


                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Hi-Shear Industries Inc. (The "Company") of proxies, including the proxy enclosed herewith, for use at the Company's Special Meeting of Shareholders to be held at the Garden City Hotel, Garden City, New York on Wednesday, June 27, 2001 at 10:00 a.m., Eastern Daylight Time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders is June 11, 2001.

         The shares represented by any proxy in the enclosed form will, if the proxy is properly executed and is received by the Company prior to the meeting, be voted in accordance with the instructions made on the proxy. Proxies received by the Company on which no contrary instruction has been made will be voted for the dissolution of the Company. Proxies may be revoked by delivering a subsequently signed and dated proxy of other written notice to the Secretary of the Company at any time prior to their exercise. Proxies may also be revoked if the person executing the proxy is present at the meeting and chooses to vote in person. The Company will pay the cost of soliciting proxies. The Company will reimburse brokerage firms and other persons representing the beneficial owners of the Company's stock for their reasonable expenses in forwarding proxy solicitation material to those beneficial owners.

         Only shareholders of record at the close of business on May 18, 2001 will be entitled to vote at the meeting or at any adjournment thereof. In voting upon any matter coming before the meeting, each share is entitled to one vote.

         The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock of the Company entitled to vote is necessary to constitute a quorum. The only class of voting securities of the Company is its common stock. As of May 18, 2001 there were 5,854,618 shares outstanding and entitled to vote at the meeting.

OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of June 11, 2001 certain information concerning the persons or group of persons known to management to be the beneficial owners of more than 5% of the Company's common stock, and for all of the Company's officers and directors as a group. Except as otherwise indicated, the persons listed have sole voting and investment power with respect to shares beneficially owned by them.

NAME AND ADDRESS OF                                   AMOUNT            PERCENT OF
BENEFICIAL OWNER                                BENEFICIALLY OWNED     COMMON STOCK
----------------                                ------------------     ------------
GAMCO Investors, Inc.                             1,352,907 (1)(2)        23.11%
   One Corporate Center
   Rye, NY 10580

David A. Wingate                                  1,181,494 (3)           20.18%
   3333 New Hyde Park Road
   North Hills, NY 11042

Corbyn Investment Management                        888,400 (4)           15.17%
   2330 West Joppa Rd., Suite 108
   Lutherville, MD 21093

Philip M. Slonim                                    402,253 (5)            6.87%
   P.O. Box 27835
   San Diego, CA 92128

All directors and officers as a group             1,633,404               27.90%


(1) Firm and related entities have investment discretion regarding this aggregate number of shares, which are beneficially owned by many investment clients.

(2) Share ownership is based upon information in Schedule 13D filed with the Securities and Exchange Commission.

(3) Share ownership consists of shares held by Mr. Wingate as the sole trustee of a Charitable Remainder Trust, The Wingate Family Trust of 1980, and shares held by Mr. Wingate's spouse as the sole trustee of a revocable trust. Does not include 150,000 shares owned by the David A. and Shoshanna Wingate Foundation Inc. of which Mr. Wingate is one of four directors.

(4) Share ownership is based upon information in Schedule 13G filed with the Securities and Exchange Commission.

(5) Mr. Slonim and spouse hold these shares as trustees of a revocable trust.

         The principal executive offices of the Company are located at 3333 New Hyde Park Road, Suite 202, North Hills, New York 11042

         The Company's common stock is traded Over-the-Counter (OTC Bulletin
Board: HISR)

                                 PROPOSAL NO. 1

                             APPROVAL OF DISSOLUTION
                                 OF THE COMPANY


         On February 26, 1996, the Company sold its last remaining operating entity, Hi-Shear Corporation and its subsidiaries, and effectively ceased operations. Its business since then has consisted solely in pursuing its claims against the U.S. Navy in respect of the termination of certain contracts. At the time of that sale, the Board of Directors, in a proxy filed with shareholders to approve the sale, indicated that upon final resolution of the Company's claims against the U.S. Navy, the Company would seek shareholder approval to dissolve the Company and complete the distribution of the Company's assets to its shareholders. On February 6, 2001, final resolution was achieved with the payment by the Navy of $25,696,000, including interest, in settlement of the claims. Since that time, the Company has settled its obligations with attorneys, contractors and other individuals and is now in a position to seek dissolution and final distribution to shareholders.

         At a meeting duly held on April 27, 2001, the Board of Directors considered the advisability of dissolving the Company, and after discussion, adopted resolutions declaring the Board to be in favor of dissolution and directing that a meeting of the shareholders be held to take action upon the proposed dissolution.

         Since the current price per share of $2.90 in the limited market for the Company's stock is less than probable liquidation value, THE OFFICERS AND DIRECTORS RECOMMEND A VOTE FOR THE DISSOLUTION OF THE COMPANY forthwith and distribution of the assets to shareholders. Dissolution requires the vote of a majority of the outstanding stock entitled to vote thereon.

         As a result of the dissolution of the Company, for federal income tax purposes shareholders will recognize gain or loss equal to the difference between the sum of the amount of cash distributed to them and their tax basis for their shares of the Company's common stock. A shareholder's tax basis in its shares will depend upon various factors, including the shareholder's cost and the amount and nature of any distributions received with respect thereto. THIS SUMMARY OF FEDERAL INCOME TAX CONSIDERATIONS IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY SHAREHOLDER. THE TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE SHAREHOLDER. THE COMPANY RECOMMENDS THAT EACH SHAREHOLDER CONSULT ITS OWN TAX ADVISOR REGARDING THE FEDERAL INCOME TAX CONSEQUENCES AS WELL AS THE STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The Company's Quarterly reports on Form 10-Q for the quarters ended August 31, 2000. November 30, 2000 and February 28, 2001, and the Company's Annual Report on Form 10-K for the year ended May 31, 2000, are incorporated herein by reference.

         The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, upon written or oral request of such person, a copy of any or all of the documents incorporated by reference herein. Requests for such copies should be directed to: Secretary, Hi-Shear Industries Inc., 3333 New Hyde Park Road, North Hills, New York 11042.


                                  OTHER MATTERS

         The Board of Directors of the Company does not intend to bring any other matters before the meeting. It knows of no other matter which is likely to come before the meeting. In the event any other matters properly come before the meeting, the persons named in the accompanying proxy will vote the shares represented by that proxy in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              Harold L. Bernstein
                                              Secretary

North Hills, New York
June 11, 2001

                            HI-SHEAR INDUSTRIES INC.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints David A. Wingate and Harold L. Bernstein, or either of them, the Proxy of the undersigned, each with full power of substitution, to vote all shares of stock of Hi-Shear Industries Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the Garden City Hotel, Garden City, New York on Wednesday, June 27, 2001 at 10:00 a.m. Eastern Daylight Time, and at any adjournment or adjournments thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1.

                          (Continued and to be signed and dated on reverse side)


1.   PROPOSAL TO Dissolve the Company.  [  ] FOR   [  ] AGAINST    [  ] ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         Please mark, sign, date and promptly return this proxy card using the enclosed envelope.


                                        (Please sign exactly as your name
                                        appears hereon. Joint owners should each sign personally. When signing as executor, administrator, corporate officer, attorney, agent, trustee, or guardian, etc., please add your full title to your signature.)

                                        Date:                            , 2001
                                                ------------------------
                                        Signed
                                                -------------------------------

                                                -------------------------------